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                                                                    Exhibit 23.1







                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-44905) of ClimaChem, Inc. and in the related Prospectus of our report dated April 16, 2001 with respect to the consolidated financial statements and schedule of ClimaChem, Inc. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2000.



                                                          /s/Ernst & Young LLP
                                                          ERNST & YOUNG LLP

Oklahoma City, Oklahoma
April 16, 2001